UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-06223

Legg Mason Tax-Free Income Fund

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: March 31

Date of reporting period: June 30, 2014

ITEM 1.	SCHEDULE OF INVESTMENTS.

LEGG MASON TAX-FREE INCOME FUND

LEGG MASON INVESTMENT COUNSEL MARYLAND TAX-FREE INCOME TRUST

FORM N-Q

JUNE 30, 2014

LEGG MASON INVESTMENT COUNSEL MARYLAND TAX-FREE INCOME TRUST

Schedule of investments (unaudited)	June 30, 2014

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
MUNICIPAL BONDS - 98.6%
Education - 21.5%
City of Annapolis, Maryland, EDR and Refunding Revenue Bonds:
St. John’s College Facility	5.500%	10/1/18	$145,000	$145,245
St. John’s College Facility	5.500%	10/1/23	490,000	490,818
St. John’s College Facility	5.000%	10/1/27	1,135,000	1,189,571
St. John’s College Facility	5.000%	10/1/36	2,465,000	2,507,595
Maryland State EDC, Student Housing Revenue Bonds:
Frostburg State University Project	4.000%	10/1/18	500,000	526,705
Frostburg State University Project	4.000%	10/1/19	500,000	524,080
Frostburg State University Project	4.000%	10/1/20	500,000	523,035
Salisbury University Project	5.000%	6/1/27	455,000	499,899
Salisbury University Project	5.000%	6/1/34	1,000,000	1,055,880
Senior Morgan State University Project	5.000%	7/1/27	1,870,000	1,936,011
Senior Morgan State University Project	5.000%	7/1/34	750,000	764,348
University of Maryland, College Park Projects	5.750%	6/1/33	500,000	526,190
University of Maryland, College Park Projects	5.800%	6/1/38	1,500,000	1,576,830
Maryland State EDC, Utility Infrastructure Revenue, University of Maryland, College Park Project	5.000%	7/1/16	3,700,000	4,003,030
Maryland State Health & Higher EFA Revenue Bonds:
College of Notre Dame of Maryland	4.000%	10/1/25	1,645,000	1,704,730
Johns Hopkins University	5.000%	7/1/21	2,000,000	2,398,480
Loyola College Issue	5.000%	10/1/40	2,000,000	2,063,560
Maryland Institute College of Art	5.000%	6/1/36	5,000,000	5,127,650
Maryland Institute College of Art	5.000%	6/1/42	800,000	811,640
Notre Dame of Maryland University	5.000%	10/1/42	2,300,000	2,332,407
Westminster, Maryland, Education Facilities Refunding Revenue Bonds, McDaniel College Inc.	5.000%	11/1/31	3,500,000	3,615,430

Total Education				34,323,134

Health Care - 19.7%
Maryland State Health & Higher EFA Revenue Bonds:
Anne Arundel Health System	6.750%	7/1/29	2,000,000	2,457,960
Carroll Hospital Center Inc.	5.000%	7/1/21	1,005,000	1,143,197
Helix Health Issue, AMBAC	5.250%	8/15/38	3,000,000	3,400,680
Mercy Medical Center Inc.	5.500%	7/1/42	3,445,000	3,616,251
Peninsula Regional Medical Center Issue	5.000%	7/1/19	1,000,000	1,063,430
Peninsula Regional Medical Center Issue	5.000%	7/1/26	2,435,000	2,567,805
Refunding, MedStar Health Issue	5.500%	8/15/25	785,000	788,509
Refunding, Mercy Ridge	4.750%	7/1/34	3,200,000	3,256,256
Suburban Hospital	5.500%	7/1/16	500,000	502,045
The Johns Hopkins Hospital Issue	0.000%	7/1/19	4,000,000	3,440,480
University of Maryland Medical System	5.000%	7/1/34	1,000,000	1,058,790
University of Maryland Medical System	5.125%	7/1/39	1,000,000	1,056,030
University of Maryland Medical System	5.000%	7/1/41	1,000,000	1,030,020
Washington County Hospital Association	5.000%	1/1/17	500,000	534,305
Washington County Hospital Issue	4.000%	1/1/15	1,000,000	1,010,430
Washington County Hospital Issue	4.750%	1/1/16	1,000,000	1,038,490
Washington County Hospital Issue	5.250%	1/1/23	500,000	525,355
Washington County Hospital Issue	5.750%	1/1/38	2,000,000	2,046,900
Washington County Hospital Issue	6.000%	1/1/43	1,000,000	1,027,510

Total Health Care				31,564,443

See Notes to Schedule of Investments.

LEGG MASON INVESTMENT COUNSEL MARYLAND TAX-FREE INCOME TRUST

Schedule of investments (unaudited) (cont’d)	June 30, 2014

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
Housing - 9.5%
Community Development Administration, Maryland Department of Housing and Community Development Residential Revenue Bonds	4.500%	9/1/29	$2,490,000	$2,558,325
Community Development Administration, Maryland Department of Housing and Community Development Residential Revenue Bonds	4.750%	9/1/29	1,000,000	1,045,600
Community Development Administration, Maryland Department of Housing and Community Development Residential Revenue Bonds	5.050%	9/1/39	1,980,000	2,032,114
Maryland State Community Development Administration, Department of Housing and Community Development:
Local Government Infrastructure, Senior Lien	4.000%	6/1/30	4,485,000	4,766,165
Local Government Infrastructure, Subordinate Lien	4.000%	6/1/30	1,000,000	1,062,690
Montgomery County, Maryland, Revenue Bonds:
Housing Opportunities Commission, Single Family Mortgage	4.875%	7/1/25	1,000,000	1,053,110
Housing Opportunities Commission, Single Family Mortgage	5.000%	7/1/27	585,000	595,559	(a)
Montgomery County, MD, Housing Opportunities Commission, Multi-Family Revenue, Housing Development	4.625%	7/1/41	2,000,000	2,068,080

Total Housing				15,181,643

Industrial Revenue - 2.5%
Maryland EDC, EDR, Lutheran World Relief Inc. and Immigration and Refugee Service	5.250%	4/1/29	565,000	585,679
Maryland IDA, Refunding Revenue Bonds, American Center for Physics Headquarters Facility	5.250%	12/15/15	320,000	321,264
Puerto Rico Commonwealth Government Development Bank, NATL	4.750%	12/1/15	3,000,000	3,018,570

Total Industrial Revenue				3,925,513

Leasing - 3.5%
IDA of Prince George’s County, Maryland, Subordinated Lease Revenue Bonds:
Upper Marlboro Justice Center Expansion Project, NATL	5.125%	6/30/15	3,340,000	3,353,059
Upper Marlboro Justice Center Expansion Project, NATL	5.000%	6/30/19	1,000,000	1,003,490
Montgomery County, MD, Lease Revenue, Metrorail Garage Project	5.000%	6/1/24	1,000,000	1,154,320

Total Leasing				5,510,869

Local General Obligation - 4.7%
Anne Arundel County, Maryland, GO Bonds:
Consolidated General Improvement Bonds	4.500%	3/1/23	1,000,000	1,096,110
Water & Sewer	4.000%	4/1/27	1,150,000	1,262,896
Baltimore County, Maryland, GO Bonds	4.000%	8/1/23	1,270,000	1,403,172
Baltimore County, Maryland, GO Bonds, Metropolitan District Bonds, 70th Issue	4.250%	9/1/26	1,000,000	1,057,150
Frederick County, Maryland, GO Bonds, Public Facilities Refunding Bonds	5.000%	7/1/15	1,000,000	1,048,380
Howard County, Maryland, GO Bonds, Consolidated Public Improvement Project and Refunding Bonds	5.000%	8/15/19	1,000,000	1,183,110

See Notes to Schedule of Investments.

LEGG MASON INVESTMENT COUNSEL MARYLAND TAX-FREE INCOME TRUST

Schedule of investments (unaudited) (cont’d)	June 30, 2014

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
Local General Obligation - (continued)
Queen Anne’s County, Maryland, Public Facilities Refunding Bonds, NATL	5.000%	11/15/16	$500,000	$531,810

Total Local General Obligation				7,582,628

Power - 1.6%
Puerto Rico Electric Power Authority, Power Revenue	5.000%	7/1/16	2,000,000	899,880
Puerto Rico Electric Power Authority, Power Revenue	5.000%	7/1/28	3,740,000	1,658,391

Total Power				2,558,271

Pre-Refunded/Escrowed to Maturity - 9.5%
Baltimore County, Maryland, Revenue Bonds, Catholic Health Initiatives	5.000%	9/1/20	1,050,000	1,155,746	(b)
City of Baltimore, Maryland, Mayor and City Council of Baltimore, Project and Refunding Revenue Bonds, Water Projects	5.000%	7/1/24	3,800,000	4,594,238	(c)
Maryland Health & Higher EFA Revenue Bonds, College of Notre Dame of Maryland Issue, NATL	5.300%	10/1/18	925,000	1,035,306	(c)
Maryland State Health & Higher EFA Revenue, Howard County General Hospital Issue	5.500%	7/1/21	2,535,000	2,685,706	(c)
Maryland State Health & Higher EFA Revenue Bonds:
Calvert Health Systems Issue	5.500%	7/1/39	2,000,000	2,000,000	(b)
The Johns Hopkins University Issue	5.000%	7/1/33	1,000,000	1,000,000	(b)
Puerto Rico Sales Tax Financing Corp., Sales Tax Revenue	5.500%	8/1/28	15,000	18,110	(b)
University System of Maryland Auxiliary Facility and Tuition Revenue Bonds	5.000%	10/1/21	2,500,000	2,761,450	(b)

Total Pre-Refunded/Escrowed to Maturity				15,250,556

Special Tax Obligation - 3.8%
Frederick County, MD, Special Obligation, Urbana Community Development Authority	5.000%	7/1/30	3,000,000	3,228,000
Puerto Rico Sales Tax Financing Corp., Sales Tax Revenue	5.500%	8/1/23	290,000	273,174
Puerto Rico Sales Tax Financing Corp., Sales Tax Revenue	5.500%	8/1/28	1,985,000	1,720,995
Puerto Rico Sales Tax Financing Corp., Sales Tax Revenue	6.000%	8/1/39	1,000,000	838,350

Total Special Tax Obligation				6,060,519

State General Obligation - 3.2%
State of Maryland, GO Bonds, State and Local Facilities Loan	5.500%	3/1/15	5,000,000	5,178,400

Transportation - 5.6%
Maryland State Department of Transportation, Consolidated Transportation Revenue Bonds	5.500%	2/1/15	3,000,000	3,093,360
Maryland State Department of Transportation, Consolidated Transportation Revenue Bonds	5.000%	2/15/25	5,000,000	5,797,450

Total Transportation				8,890,810

Water & Sewer - 13.5%
City of Baltimore, Maryland, Mayor and City Council of Baltimore, Project and Refunding Revenue Bonds:
Wastewater Projects, FGIC	5.000%	7/1/22	1,910,000	2,153,315
Water Projects, FGIC	5.000%	7/1/24	1,890,000	2,135,700
City of Baltimore, Maryland, Mayor and City Council of Baltimore, Project and Revenue Bonds, Wastewater Projects, AGM	5.000%	7/1/33	4,000,000	4,381,080

See Notes to Schedule of Investments.

LEGG MASON INVESTMENT COUNSEL MARYLAND TAX-FREE INCOME TRUST

Schedule of investments (unaudited) (cont’d)	June 30, 2014

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
Water & Sewer - (continued)
City of Baltimore, Maryland, Project Revenue Bonds, Water Projects, AMBAC	5.000%	7/1/23	$1,000,000	$1,107,390
Washington Suburban Sanitary District, Maryland, Montgomery and Prince George’s Counties, Water Supply Refunding Bonds	5.250%	6/1/16	1,650,000	1,806,189
Washington Suburban Sanitary District, Maryland, Montgomery and Prince George’s Counties, Water Supply Refunding Bonds	5.750%	6/1/17	2,000,000	2,296,780
Washington Suburban Sanitary District, Maryland, Montgomery and Prince George’s Counties, Water Supply Refunding Bonds	6.000%	6/1/18	2,705,000	3,228,228
Washington Suburban Sanitary District, Maryland, Montgomery and Prince George’s Counties, Water Supply Refunding Bonds	6.000%	6/1/19	3,665,000	4,493,657

Total Water & Sewer				21,602,339

TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS (Cost - $148,959,090)				157,629,125

SHORT-TERM INVESTMENTS - 0.4%
Repurchase Agreements - 0.4%
Interest in $2,100,000,000 joint tri-party repurchase agreement dated 6/30/14 with RBS Securities Inc.; Proceeds at maturity - $547,586; (Fully collateralized by various U.S. government obligations, 0.125% to 2.625% due 7/15/14 to 2/15/42; Market value - $558,538)	0.050%	7/1/14	547,585	547,585

Interest in $243,197,000 joint tri-party repurchase agreement dated 6/30/14 with Deutsche Bank Securities Inc.; Proceeds at maturity - $63,415; (Fully collateralized by various U.S. government obligations, 0.000% due 8/15/17 to 11/15/42; Market value - $65,317)	0.050%	7/1/14	63,415	63,415

TOTAL SHORT-TERM INVESTMENTS (Cost - $611,000)				611,000

TOTAL INVESTMENTS - 99.0% (Cost - $149,570,090#)				158,240,125
Other Assets in Excess of Liabilities - 1.0%				1,635,522

TOTAL NET ASSETS - 100.0%				$159,875,647

(a)	Income from this issue is considered a preference item for purposes of calculating the alternative minimum tax (“AMT”).

(b)	Pre-Refunded bonds are escrowed with U.S. government obligations and/or U.S. government agency securities and are considered by the manager to be triple-A rated even if issuer has not applied for new ratings.

(c)	Bonds are escrowed to maturity by government securities and/or U.S. government agency securities and are considered by the manager to be triple-A rated even if issuer has not applied for new ratings.

#	Aggregate cost for federal income tax purposes is substantially the same.

Abbreviations used in this schedule:

AGM	— Assured Guaranty Municipal Corporation - Insured Bonds

AMBAC	— American Municipal Bond Assurance Corporation - Insured Bonds

EDC	— Economic Development Corporation

EDR	— Economic Development Revenue

EFA	— Educational Facilities Authority

FGIC	— Financial Guaranty Insurance Company - Insured Bonds

GO	— General Obligation

IDA	— Industrial Development Authority

NATL	— National Public Finance Guarantee Corporation - Insured Bonds

See Notes to Schedule of Investments.

LEGG MASON INVESTMENT COUNSEL MARYLAND TAX-FREE INCOME TRUST

Schedule of investments (unaudited) (cont’d)	June 30, 2014

Ratings Table*

Standard & Poor’s/Moody’s/Fitch**
AAA/Aaa	22.1%
AA/Aa	29.7
A	21.6
BBB/Baa	22.9
BB/Ba	1.6
A-1/VMIG 1	0.4
NR	1.7

100.0%

*	As a percentage of total investments.

**	The ratings shown are based on each portfolio security’s rating as determined by Standard & Poor’s, Moody’s or Fitch, each a Nationally Recognized Statistical Rating Organization (“NRSRO”). These ratings are the opinions of the NRSRO and are not measures of quality or guarantees of performance. Securities may be rated by other NRSROs, and these ratings may be higher or lower. In the event that a security is rated by multiple NRSROs and receives different ratings, the Fund will treat the security as being rated in the highest rating category received from a NRSRO.

See Notes to Schedule of Investments.

Notes to Schedule of Investments (unaudited)

1. Organization and significant accounting policies

Legg Mason Investment Counsel Maryland Tax-Free Income Trust (the “Fund”) is a separate non-diversified investment series of Legg Mason Tax-Free Income Fund (the “Trust”). The Trust, a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”).

(a) Investment valuation. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Trustees.

The Board of Trustees is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North American Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Trustees, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Trustees. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Trustees quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Notes to Schedule of Investments (unaudited) (continued)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets carried at fair value:

ASSETS
DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTAL
Municipal bonds†	—	$157,629,125	—	$157,629,125
Short-term investments†	—	611,000	—	611,000

Total investments	—	$158,240,125	—	$158,240,125

†	See Schedule of Investments for additional detailed categorizations.

(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Concentration Risk. The Fund invests substantially all of its assets in securities issued by or on behalf of the State of Maryland, its political subdivisions, municipalities, agencies, instrumentalities, and public authorities. Changes in economic conditions in, or governmental policies of, the State of Maryland could have a significant impact on the performance of the Fund.

The Fund may focus a significant amount of its investments in a single sector of the municipal securities market. In doing so, the Fund is more susceptible to factors adversely affecting that sector than a fund not following that practice.

The Fund may invest a significant portion of assets in securities issued by local governments or public authorities that are rated according to their particular creditworthiness, which may vary significantly from the state’s general obligations. The value of the Fund’s shares will be more susceptible to being materially impacted by a single economic, political or regulatory event affecting those issuers or their securities than shares of a diversified fund.

(d) Security transactions. Security transactions are accounted for on a trade date basis.

2. Investments

At June 30, 2014, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$12,637,433
Gross unrealized depreciation	(3,967,398)

Net unrealized appreciation	$8,670,035

3. Derivative instruments and hedging activities

GAAP requires enhanced disclosure about an entity’s derivative and hedging activities.

During the period ended June 30, 2014, the Fund did not invest in any derivative instruments.

4. Subsequent event note

On June 4, 2014, Stifel Financial Corp. (“Stifel”), a financial services holding company, announced a definitive agreement to acquire Legg Mason Investment Counsel & Trust Co., N.A. (“LMICTC”) from Legg Mason, Inc. (“Legg Mason”). Legg Mason Partners Fund Advisor, LLC (“LMPFA”), the Fund’s investment manager, and LMICTC are wholly owned subsidiaries of Legg Mason, and Legg Mason Investment Counsel, LLC (“LMIC”), a wholly owned subsidiary of LMICTC, is the Fund’s subadviser. The acquisition of LMICTC by Stifel is targeted to close in the fall of 2014, but is subject to certain regulatory approvals and other conditions to closing, and may be delayed or terminated due to various circumstances.

In connection with the acquisition, LMPFA recommended to the Fund’s Board of Trustees that they approve a reorganization pursuant to which the Fund’s assets would be acquired, and its liabilities would be assumed, by a newly organized series (the “New Fund”) of the Trust for Advised Portfolios (the “TAP Trust”), in exchange for shares of the New Fund. Shares of the New Fund would then be distributed to fund shareholders and the Fund would be terminated. On July 18, 2014, the Board of Trustees, on behalf of the Fund, approved the fund reorganization, subject to shareholder approval and certain other conditions.

If the fund reorganization is effected, LMIC (hereinafter “NEWCO”) will be renamed and indirectly owned by Stifel, and will serve as investment adviser to the New Fund. The New Fund will maintain the continuity of the Fund’s investment program with certain differences, which are not expected to result in material differences in the ways the Portfolio is currently managed and the New Fund will be managed. The Fund’s current investment management agreement with LMPFA and subadvisory agreement with Western Asset Management Company for the management of cash and short-term instruments will be terminated.

The fund reorganization is subject to the satisfaction of certain conditions, including approval by Fund shareholders, approval by the Board of Trustees of the TAP Trust on behalf of the New Fund, and shareholder approval of the reorganizations of other funds for which LMIC currently serves as subadviser into new funds for which NEWCO will serve as investment adviser. If the required conditions are satisfied, the fund reorganization is expected to occur in December 2014 or such other date as the parties may agree.

ITEM 2.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal quarter that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 3.	EXHIBITS.

Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Legg Mason Tax-Free Income Fund

By	/S/ KENNETH D. FULLER
Kenneth D. Fuller
Chief Executive Officer

Date: August 20, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/S/ KENNETH D. FULLER
Kenneth D. Fuller
Chief Executive Officer

Date: August 20, 2014

By	/S/ RICHARD F. SENNETT
Richard F. Sennett
Principal Financial Officer

Date: August 20, 2014